UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 18, 2022

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, Julie C. Albrecht was appointed Executive Vice President and Chief Financial Officer of JELD-WEN Holding, Inc. (the “Company”), effective July 18, 2022. Ms. Albrecht is succeeding David Guernsey, who will continue to serve in an executive leadership role at the Company.

In connection with her appointment, Ms. Albrecht entered into an employment agreement based on the Company’s form of executive employment agreement. Her compensation includes a base salary of $700,000 per year; participation in the Company’s management incentive plan with a target incentive award of 80% of her base salary and participation in the Company’s long-term equity incentive plan, each on the same terms and conditions as the other executive officers of the Company participating in such plan; a sign-on award of $400,000 and executive relocation expenses of $200,000, all of which remain subject to 100% repayment if she leaves the Company within the first year or 50% repayment if she leaves the Company after one year but before completing two years; an award of restricted stock units with a fair market value of $2,500,000, which will vest ratably over three years; and participation in the employee retirement, savings and welfare benefit plans and programs made available to the Company’s executive officers on terms no less favorable than those applicable to other executive officers. For 2022, Ms. Albrecht will receive a minimum bonus of $280,000 in partial consideration for benefits forfeited at her prior employer.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2022		JELD-WEN HOLDING, INC.

	By:	/s/ Roya Behnia
Roya Behnia
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data file (formatted as Inline XBRL).